Exhibit 10.43


                         Amendment No. 1
                             to the
                      Employment Agreement
                             between
                 California Energy Company, Inc.
                               and
                         David L. Sokol

     This Amendment No. 1 to the Employment Agreement between
California Energy Company, Inc. (the "Company") and David L. Sokol ("Executive") is made effective as of January 21, 1995.

     WHEREAS, the Company and Executive are parties to an Employment Agreement dated as of April 2, 1993 ("Agreement"), and

     WHEREAS, Executive has been elected Chairman of the Board of the Company and Thomas R. Mason has been elected President of the Company.

     NOW, THEREFORE, the Company and Executive agree as follows:

     1. Section 2 of the Agreement is amended by deleting subparagraph (a) thereof and inserting in its place the following:

          "(a) The Company will employ the Executive as, and the Executive will act as, the Chairman of the Board and Chief
Executive Officer of the Company upon the terms set forth in this Agreement, for the Term of this Agreement."

     2. Section 3 of the Agreement is amended by deleting subparagraph (a) thereof and inserting in its place the following:

          "(a) The Executive (i) will manage the business of the Company and supervise and direct the other officers of the Company and its employees, agents and representatives, and (ii) will perform and discharge such other duties, and will have such other authority, as are customary to his office. In performing such duties, the Executive will report directly to the Board."

     3. Except as otherwise amended as set forth above, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company and Executive have executed this Amendment No. 1 as of January 21, 1995.

                              "Company"
                              CALIFORNIA ENERGY COMPANY, INC.

                              By: /s/  Steven A. McArthur
                                       Steven A. McArthur,
                                       Senior Vice President

                              "Executive"

                               /s/  David L. Sokol
                                    David L. Sokol